UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

  ____________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 20, 2004 (Date of earliest event reported)

WEBEX COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30849	77-0548319
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

307 West Tasman Drive
San Jose, California 95134
(Address of principal executive offices)

Telephone: (408) 435-7000
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits .

(c)     Exhibits:

Exhibit Number	Description

99.1	Press Release dated July 20, 2004 announcing financial results for the second quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition

    The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

    On July 20, 2004, WebEx Communications, Inc. (“WebEx”) issued a press release announcing its financial results for its second fiscal quarter ended June 30, 2004.   The full text of WebEx's press release is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBEX COMMUNICATIONS, INC.

Dated: July 20, 2004	By:	/s/ Subrah S. Iyar

Chief Executive Officer

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press Release dated July 20, 2004.